Subsequent Events	12 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
NOTE 24 — SUBSEQUENT EVENTS
Preferred Stock Dividend
On October 22, 2014, the Company’s Board of Directors declared a quarterly dividend of $0.9375 per share, representing payment for the dividend period from the date of August 15, 2014 to November 14, 2014, on the Company’s 3.75% Series B Cumulative Perpetual Convertible Preferred Stock. The Board of Directors also declared a quarterly dividend of $0.625 per share, representing payment for the dividend period from August 15, 2014 to November 14, 2014, on the Company’s 2.5% Series C Cumulative Perpetual Convertible Preferred Stock. Both dividends were paid on November 17, 2014 to preferred shareholders of record as of November 1, 2014.
Business Combinations
On October 1, 2014, the Company completed the previously announced acquisition of the PowerBar and Musashi brands and related worldwide assets from Nestlé S.A for $150.0 subject to a working capital adjustment, which resulted in a payment at closing of $136.1. The parties have not yet agreed on a final net working capital adjustment. The PowerBar and Musashi brands manufacture and market premium bars, powders and gels.
On November 1, 2014, the Company completed the previously announced acquisition of American Blanching Company (“ABC”) for $128.0, on a debt-free, cash-free basis. ABC is a manufacturer of peanut butter for national brands, private label retail and industrial markets and provider of peanut blanching, granulation and roasting services for the commercial peanut industry.
These transactions will be accounted for as business combinations under the acquisition method of accounting. The Company will record the assets acquired and liabilities assumed at their fair values as of the respective acquisition dates. Due to the limited time since closing of the acquisitions, the valuation efforts and related acquisition accounting are incomplete at the time of filing of the consolidated financial statements. As a result, the Company is unable to provide amounts recognized as of the acquisition date for major classes of assets and liabilities acquired, including goodwill. In addition, because the acquisition accounting is incomplete, the Company is unable to provide the supplemental pro forma revenue and earnings for the combined entity, as the pro forma adjustments are expected to primarily consist of estimates for the amortization of identifiable intangible assets acquired and related income tax effects which will result from the purchase price allocation and determination of the fair values for the assets acquired and liabilities assumed.